SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

Collegiate Funding Services, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	000-50846	04-3649118
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10304 Spotsylvania Avenue
Suite 100
Fredericksburg, Virginia 22408
(Address of principal executive offices)

Registrant’s telephone number, including area of service  (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

Collegiate Funding Services, Inc. (the “Company”) is furnishing an investor presentation for its asset backed securities (the “Presentation”), which was utilized on March 21, 2005 at the Bank of America ABS Issuer Investor Forum held in Las Vegas, Nevada. A copy of the Presentation is attached hereto as Exhibit 99.1. The Company is not undertaking to update the Presentation. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01             Exhibits

(c)                          Exhibits

Exhibit No.	Exhibit Description
99.1	Presentation at the Bank of America ABS Issuer Investor Forum held in Las Vegas, Nevada on March 21, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC. (Registrant)

Date: March 22, 2005	By: /s/ Kevin A. Landgraver Name: Kevin A. Landgraver Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation at the Bank of America ABS Issuer Investor Forum held in Las Vegas, Nevada on March 21, 2005.